UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 21, 2015

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

    Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

Loan Portfolio and Market Data

June 30, 2015

GREAT SOUTHERN BANK

6/30/15 Balance of $2,845,934 (in thousands)	3/31/15 Balance of $2,739,452 (in thousands)

Bonds
$38,877
2%
Commercial
Business
$320,923
11%
Consumer*
$518,367
18%
Const &
Land Dev
$324,205
12%
Single Family
Real Estate
$260,891
9%
Commercial
Real Estate
$1,003,886
35%
Multifamily
Real Estate
$378,785
13%

*Includes Home Equity Loans of $70,515

Bonds
$39,825
2%
Commercial
Business
$307,866
11%
Consumer*
$492,769
18%
Const &
Land Dev
$297,387
11%
Single Family
Real Estate
$253,579
9%
Commercial
Real Estate
$959,796
35%
Multifamily
Real Estate
$388,230
14%

*Includes Home Equity Loans of $68,106

Portfolio Diversification

-- LEGACY LOANS --

6/30/15 Balance of $39,728
(in thousands)

3/31/15 Balance of $48,089
(in thousands)

Team Bank and
Vantus Bank
Residential
Real Estate
$2,666
7%
Other Loans
$11,146
28%
Commercial
Real Estate
$21,056
53%
Const &
Land Dev
$4,860
12%

Team Bank and
Vantus Bank
Residential
Real Estate
$3,735
8%
Other Loans
$12,100
25%
Commercial
Real Estate
$26,949
56%
Const &
Land Dev
$5,305
11%

Portfolio Diversification

-- Loans Previously Covered by Loss Share --

6/30/15 Balance of $132,354
(in thousands)

Consumer*
$3,154
2%
Commercial
Business
$18,499
14%
Const &
Land Dev
$9,064
7%
Single Family
Real Estate
$33,342
25%
Commercial
Real Estate
$41,243
31%
Multifamily
Real Estate
$27,052
21%

*Includes Home Equity Loans of $1,278

3/31/15 Balance of $139,183
(in thousands)

Consumer*
$3,271
2%
Commercial
Business
$20,900
15%
Const &
Land Dev
$10,591
8%
Single Family
Real Estate
$37,227
27%
Commercial
Real Estate
$43,306
31%
Multifamily
Real Estate
$23,888
17%

*Includes Home Equity Loans of $1,296

Portfolio Diversification

--Acquired Loans from Valley Bank Not Covered by Loss Share--

6/30/15 Balance of $303,652 (in thousands)	3/31/15 Balance of $318,569 (in thousands)

Other Loans
$1,919
1%
Multifamily
Real Estate
$21,433
7%
Commercial
Real Estate
$35,051
12%
Consumer*
$46,815
15%
Single Family
Real Estate
$198,434
65%

*Includes Home Equity Loans of $45,619

Other Loans
$1,889
1%
Multifamily
Real Estate
$23,015
7%
Commercial
Real Estate
$37,089
12%
Consumer*
$48,823
15%
Single Family
Real Estate
$207,753
65%

*Includes Home Equity Loans of $47,644

Portfolio Diversification

-- LOSS SHARE LOANS --

6/30/15 Balance of $2,845,934
(in thousands)

3/31/15 Balance of $2,739,452
(in thousands)

Colorado
$24,585
1%
Other Regions
$323,766
11%
St Louis
$546,914
19%
Oklahoma
$145,141
5%
Texas
$154,486
5%
Fayetteville
$104,594
4%
Springfield
$445,162
16%
Iowa/ Nebraska/
South Dakota
$238,708
8%
Other
Arkansas
$67,820
2%
Kansas City
$185,810
7%
Other Missouri
$313,685
11%
Other Kansas
$80,372
3%
Minnesota
$95,854
3%
Branson
$119,037
4%

Colorado
$24,743
1%
Other Regions
$305,599
11%
St Louis
$522,221
19%
Oklahoma
$130,951
5%
Texas
$144,470
5%
Fayetteville
$100,880
4%
Springfield
$444,868
16%
Iowa/ Nebraska/
South Dakota
$221,587
8%
Other
Arkansas
$64,834
2%
Kansas City
$172,028
6%
Other Missouri
$312,714
11%
Other Kansas
$86,321
3%
Minnesota
$90,053
3%
Branson
$118,183
4%

Portfolio by Region

-- LEGACY LOANS --

6/30/15 Balance of $39,728
(in thousands)

Team Bank and Vantus Bank
Other Regions $2,615 6%
Texas $3,036 8%
Other Kansas $4,358 11%
Minnesota $3,468 9%
Missouri Other $2,474 6%
Kansas City, MO-KS $7,786 20%
Iowa/ Nebraska/ South Dakota $15,991 40%

3/31/15 Balance of $48,089
(in thousands)

Team Bank and Vantus Bank
Other Regions $2,725 6%
Texas $3,554 7%
Other Kansas $4,915 10%
Minnesota $4,723 10%
Missouri Other $2,620 6%
Kansas City, MO-KS $11,731 24%
Iowa/ Nebraska/ South Dakota $17,821 37%

Portfolio By Region

-- LOANS PREVIOUSLY COVERED BY LOSS SHARE --

6/30/15 Balance of $303,652
(in thousands)

Des Moines
$5,036
2%
Kansas City
$8,270
3%
Sioux City
$7,762
2%
Other Regions
$28,182
9%
St Louis
$23,407
8%
Other Missouri
$24,494
8%
Minneapolis
$206,501
68%

3/31/15 Balance of $318,569
(in thousands)

Des Moines
$5,457
2%
Kansas City
$8,930
3%
Sioux City
$8,184
2%
Other Regions
$29,245
9%
St Louis
$24,368
8%
Other Missouri
$25,682
8%
Minneapolis
$216,703
68%

Portfolio by Region

-- LOSS SHARE LOANS --

6/30/15 Balance of $1,003,886
(in thousands)
Other
$58,945
6%
Storage
$20,872
2%
Recreational
Facilities
$34,626
3%
Industrial
$111,825
11%
Retail
$331,338
33%
Office
Buildings
$167,141
17%
Healthcare
$119,717
12%
Motels /
Hotels
$107,732
11%
Restaurants
$51,690
5%

3/31/15 Balance of $959,796
(in thousands)
Storage
$22,304
2%
Other
$55,004
6%
Recreational
Facilities
$31,775
3%
Industrial
$103,736
11%
Retail
$304,245
32%
Office
Buildings
$166,407
17%
Healthcare
$114,777
12%
Motels /
Hotels
$109,457
11%
Restaurants
$52,091
6%

Commercial Real Estate

-- LEGACY LOANS --

Construction & Land Development

-- LEGACY LOANS --

6/30/15 Balance of $324,205
(in thousands)
Single Family $21,969 7%
Apartments $91,342 28%
Residential Land Dev $21,796 7%
Vacant Land $13,019 4%
Commercial Land Dev $31,225 10%
Retail $91,980 28%
Healthcare $19,089 6%
Office $9,834 3%
Industrial $17,179 5%
Other $6,772 2%

3/31/15 Balance of $297,387
(in thousands)
Single Family $23,462 8%
Apartments $67,477 23%
Residential Land Dev $23,311 8%
Vacant Land $13,509 5%
Commercial Land Dev $34,213 11%
Retail $90,463 30%
Healthcare $12,121 4%
Office $10,296 3%
Industrial $14,314 5%
Other $8,221 3%

6/30/15 Balance of $5,200
(in thousands)

Const & Land Dev $68 1%
Commercial Business $214 4%
Consumer* $1,193 23%
Commercial Real Estate $2,713 52%
Single Family Real Estate $1,012 20%

*Includes Home Equity Loans of $194

3/31/15 Balance of $6,075
(in thousands)

Const & Land Dev $56 1%
Commercial Business $305 5%
Consumer* $1,441 24%
Commercial Real Estate $3,134 51%
Single Family Real Estate $1,139 19%

*Includes Home Equity Loans of $327

NonPerforming by Type

-- LEGACY LOANS --

6/30/15 Balance of $5,200
(in thousands)

Springfield
$1,311
25%
Branson
$1,724
33%
Joplin
$158
3%
Other
Missouri
$884
17%
Other
Regions
$1,123
22%

3/31/15 Balance of $6,075
(in thousands)

Springfield
$1,546
25%
Branson
$2,143
35%
Joplin
$216
4%
Other
Missouri
$915
15%
Other
Regions
$1,255
21%

NonPerforming by Region

-- LEGACY LOANS --

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date July 21, 2015	By:	/s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

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